                 AmeriCredit Automobile Receivables Trust 2000-A
                     Class A-1 6.0400 % Asset Backed Notes
                     Class A-2 6.5400 % Asset Backed Notes
                     Class A-3 7.1500 % Asset Backed Notes
                     Class A-4 7.2900 % Asset Backed Notes
                       Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2000-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of February 6, 2000. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:                         4/1/00
Monthly Period Ending:                           4/30/00


I.     MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

       A.  Beginning of period Aggregate Principal Balance                                                              802,761,543
                                                                                                                     --------------
       B.  Purchase of Subsequent Receivables                                                                           474,998,974
                                                                                                                     --------------
       C.  Monthly Principal Amounts

           (1)  Collections on Receivables outstanding
                  at end of period                                                                      21,697,649
                                                                                                    --------------
           (2)  Collections on Receivables paid off
                  during period                                                                          6,162,180
                                                                                                    --------------
           (3)  Receivables becoming Liquidated Receivables
                  during period                                                                            493,376
                                                                                                    --------------
           (4)  Receivables becoming Purchased Receivables
                  during period
                                                                                                    --------------
           (5)  Cram Down Losses occurring during period
                                                                                                    --------------
           (6)  Other Receivables adjustments                                                                7,239
                                                                                                    --------------
           (7)  Less amounts allocable to Interest                                                     (14,769,106)
                                                                                                    --------------
           Total Monthly Principal Amounts                                                                               13,591,338
                                                                                                                     --------------
       D.  End of period Aggregate Principal Balance                                                                 $1,264,169,179
                                                                                                                     --------------
                                                                                                                     --------------
       E.  Pool Factor                                                                                                  97.2438601%
                                                                                                                     --------------
                                                                                                                     --------------



II.    MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                         CLASS A-1       CLASS A-2       CLASS A-3       CLASS A-4         TOTAL
                                                         ---------       ---------       ---------       ---------         -----
       A. Beginning of period Note Balance             $151,242,373    $313,000,000    $572,000,000    $233,000,000   $1,269,242,373
                                                       -----------------------------------------------------------------------------
       B. Noteholders' Principal Distributable Amount    13,591,338               0               0               0       13,591,338
       C. Noteholders' Accelerated Principal Amount       7,940,849               0               0               0        7,940,849
       D. Accelerated Payment Amount Shortfall              118,487               0               0               0          118,487
       E. Note Prepayment Amount                              1,031               0               0               0            1,031
       F. Deficiency Claim Amount                                 0               0               0               0                0
                                                       -----------------------------------------------------------------------------

            G.       End of period Note Balance        $129,590,668    $313,000,000    $572,000,000    $233,000,000   $1,247,590,668
                                                       -----------------------------------------------------------------------------
                                                       -----------------------------------------------------------------------------

            H.       Note Pool Factors                  71.2036637%    100.0000000%    100.0000000%    100.0000000%      95.9685129%
                                                       -----------------------------------------------------------------------------
                                                       -----------------------------------------------------------------------------



III.   RECONCILIATION OF PRE-FUNDING ACCOUNT:
       A.       Beginning of period Pre-Funding Account balance                                                        $475,000,005
                                                                                                                     --------------
       B.       Purchase of Subsequent Receivables                                                    (474,998,974)
                                                                                                    --------------
       C.       Investment Earnings                                                                      1,931,670
                                                                                                    --------------
       D.       Investment Earnings Transfer to Collections Account                                     (1,931,670)
                                                                                                    --------------
       E.       Payment of Mandatory Prepayment Amount                                                      (1,031)
                                                                                                    --------------
                                                                                                                       (475,000,005)
                                                                                                                     --------------
       F.       End of period Pre-Funding Account balance                                                                        $0
                                                                                                                     --------------
                                                                                                                     --------------

IV.    CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

       A.       Total Monthly Principal Amounts                                                                         $13,591,338
                                                                                                                     --------------
       B.       Required Pro-forma Security Balance                                                  1,137,752,261
                                                                                                    --------------
       C.       Pro-forma Security Balance (Assuming 100% Paydown of Total Monthly
                  Principal Amounts)                                                                 1,255,651,035
                                                                                                    --------------
       D.       Step-down Amount  (B. - C.)                                                                                       0
                                                                                                                     --------------
       E.       Principal Distributable Amount  (A.- D.)                                                                $13,591,338
                                                                                                                     --------------
                                                                                                                     --------------

V.     RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

       A.       Beginning of period Capitalized Interest Account balance                                                 $1,979,167
                                                                                                                     --------------
       B.       Monthly Capitalized Interest Amount                                                       (747,876)
                                                                                                    --------------
       C.       Investment Earnings                                                                         10,030
                                                                                                    --------------
       D.       Investment Earnings Transfer to Collections Account                                        (10,030)
                                                                                                    --------------
       E.       Payment of Overfunded Capitalized Interest Amount                                       (1,231,291)
                                                                                                    --------------
       F.       Payment of Remaining Capitalized Interest Account                                                0
                                                                                                    --------------
                                                                                                                         (1,979,167)
                                                                                                                     --------------
       G.       End of period Capitalized Interest Account balance                                                               $0
                                                                                                                     --------------
                                                                                                                     --------------

VI.    RECONCILIATION OF COLLECTION ACCOUNT:

       A.       Available Funds:

                (1)  Collections on Receivables during period
                       (net of Liquidation Proceeds)                                                   $27,859,829
                                                                                                    --------------
                (2)  Liquidation Proceeds collected
                       during period                                                                       362,747
                                                                                                    --------------
                (3)  Purchase Amounts deposited in Collection
                       Account
                                                                                                    --------------
                (4) (a)  Investment Earnings - Collection Account                                          311,317
                                                                                                    --------------
                    (b)  Investment Earnings - Transfer From Prefunding Account                          1,931,670
                                                                                                    --------------
                    (c)  Investment Earnings - Transfer From Capitalized Interest Account                   10,030
                                                                                                    --------------
                (5)  Collection of Supplemental Servicing Fees

                    (a)  Extension Fees                                                                      4,132
                                                                                                    --------------
                    (b)  Repo and Recovery Fees Advanced                                                     4,143
                                                                                                    --------------
                    (c)  Other Fees                                                                         67,259
                                                                                                    --------------
                (6)  Monthly Capitalized Interest Amount                                                   747,876
                                                                                                    --------------
                (7)  Mandatory Prepayment Amount
                                                                                                    --------------
                Total Available Funds                                                                                    31,299,003
                                                                                                                     --------------

       B.       Distributions:

                (1)  Base Servicing Fee and Supplemental Servicing Fees

                    (a)  Base Servicing Fee                                                              1,861,427
                                                                                                    --------------
                    (b)  Repo and Recovery Fees                                                              4,143
                                                                                                    --------------
                    (c)  Bank Service Charges                                                               10,352
                                                                                                    --------------
                    (d)  Other Fees                                                                         67,259
                                                                                                    --------------
                (2)  Agent fees                                                                                417
                                                                                                    --------------
                (3)  Refunds of Overpayments paid by AFS                                                    28,808
                                                                                                    --------------
                (4)  Noteholders' Interest Distributable Amount

                         (a)  Class A - 1                                                                  761,253
                                                                                                    --------------
                         (b)  Class A - 2                                                                1,705,850
                                                                                                    --------------
                         (c)  Class A - 3                                                                3,408,167
                                                                                                    --------------
                         (d)  Class A - 4                                                                1,415,475
                                                                                                    --------------
                (5)  Noteholders' Principal Distributable Amount

                         (a)  Class A - 1                                                               13,591,338
                                                                                                    --------------
                         (b)  Class A - 2                                                                        0
                                                                                                    --------------
                         (c)  Class A - 3                                                                        0
                                                                                                    --------------
                         (d)  Class A - 4                                                                        0
                                                                                                    --------------
                (6)  Security Insurer Premiums                                                             503,665
                                                                                                    --------------
                Total distributions                                                                                      23,358,154
                                                                                                                     --------------
       C.       Excess Available Funds (or Deficiency Claim Amount)                                                       7,940,849
                                                                                                                     --------------
       D.       Noteholders' Accelerated Principal Amount                                                                (7,940,849)
                                                                                                                     --------------
       E.       Deposit to Spread Account                                                                                        $0
                                                                                                                     --------------
                                                                                                                     --------------


                                       2


VlI.   CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

       A.  Excess Available Funds (VI.C.)                                                               $7,940,849
                                                                                                    --------------
       B.  Pro Forma Security Balance (II.A.-II.B.)                                                  1,255,651,035
                                                                                                    --------------
       C.  Required Pro Forma Security Balance (90% x (I.D.+III.F.)                                  1,137,752,261
                                                                                                    --------------
       D.  Excess of Pro Forma Balance over Required Balance (B. - C.)                                 117,898,774
                                                                                                    --------------
       E.  End of Period  Class A-1 Note Balance (before accel. payments)                              137,650,004
                                                                                                    --------------
       F.  Lesser of D. or E.                                                                          117,898,774
                                                                                                    --------------
       G.  Accelerated Principal Amount  (lesser of  A. or F.)                                                           $7,940,849
                                                                                                                     --------------

VIII.  CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

       A.  Pro Forma Security Balance                                                               $1,255,651,035
                                                                                                    --------------
       B.  Required Pro Forma Security Balance                                                       1,137,752,261
                                                                                                    --------------
       C.  Excess of Pro Forma Balance over Required Balance (A. - B.)                                 117,898,774
                                                                                                    --------------
       D.  End of Period Class A-1 Note Balance (before accel. payments)                               137,650,004
                                                                                                    --------------
       E.  Greater of C. or D.                                                                         137,650,004
                                                                                                    --------------
       F.  Excess Available Funds (VI.C.)                                                                7,940,849
                                                                                                    --------------
       G.  Investment Earnings on Collection Account                                                       311,317
                                                                                                    --------------
       H.  Accelerated Payment Amount Shortfall (E.- F.+G.)                                                            $130,020,472
                                                                                                                     --------------

IX.    RECONCILIATION OF SPREAD ACCOUNT:

       A.  Beginning of period Spread Account balance                                                                   $24,750,000
                                                                                                                     --------------
       B.  Additions to Spread Account
           (1)  Deposits from Collections Account (VI. E.)                                                       0
                                                                                                    --------------
           (2)  Investment Earnings                                                                        118,487
                                                                                                    --------------
           (3)  Deposits Related to Subsequent Receivables Purchases                                    14,249,969
                                                                                                    --------------
           Total Additions                                                                                               14,368,456
                                                                                                                     --------------
       C.  Spread Account balance available for withdrawals                                                              39,118,456
                                                                                                                     --------------
       D.  Requisite Amount of Spread Account

            (1)  Initial Spread Account Deposit                                                        $19,500,000
                                                                                                    --------------
            (2)  Subsequent Spread Account Deposits                                                     19,499,969
                                                                                                    --------------
            (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                             38,999,969
                                                                                                    --------------
            (4)  $100,000                                                                                  100,000
                                                                                                    --------------
            (5)  1 1/2% of Original Pool Balance (total deliveries)                                    $19,499,985
                                                                                                    --------------
            (6)  End of period Note Balance                                                          1,247,590,668
                                                                                                    --------------
            (7)  Lesser of (5) or (6)                                                                   19,499,985
                                                                                                    --------------
            (8)  Floor Amount Greater of (4) or (7)                                                     19,499,985
                                                                                                    --------------
            (9)  Aggregate Principal Balance                                                         1,264,169,179
                                                                                                    --------------
           (10)  End of period Note Balance                                                          1,247,590,668
                                                                                                    --------------
           (11)  LINE (9) LESS LINE (10) (DURING FUNDING PERIOD AMOUNT EQUAL TO ZERO)                   16,578,511
                                                                                                    --------------
           (12)  OC level (11) / (9)                                                                         1.31%
                                                                                                    --------------
           (13)  Spread Ending Balance as a percentage of Aggregate Principal Balance                        3.09%
                                                                                                    --------------
           (14)  OC Percentage (12) + (13)                                                                   4.40%
                                                                                                    --------------
           (15)  13% less OC level, if OC percentage is greater than or equal to 13%                     n/a
                                                                                                    --------------
           (16)  If OC percentage is equal to or greater than 13%, Percent in (15) x End of Period
                                                                                                    --------------
                   Aggregate Principal Balance                                                           n/a
                                                                                                    --------------
           (17)  If OC level is less than 10%, 3% of Original Pool Balance (total deliveries)           38,999,969
                                                                                                    --------------
           (18)  15% of end of period Aggregate Principal Balance if Trigger Date                        n/a
                                                                                                    --------------
           Requisite Amount of Spread Account (either (3), (8), (16), (17), or (18) as applicable)                       38,999,969
                                                                                                                     --------------
       E.  Withdrawals from Spread Account

           (1)  Priority First - Deficiency Claim Amount                                                         0
                                                                                                    --------------
           (2)  Priority Second through Third
                                                                                                    --------------
           (3)  Priority Fourth - Accelerated Payment Amount Shortfall                 130,020,472
                  Accelerated Payment Amount Shortfall in Excess of Requisite Amount   -----------         118,487
                                                                                                    --------------
           (4)  Priority Fifth through Sixth
                                                                                                    --------------
           (5)  Priority Seventh - to Servicer
                                                                                                    --------------
           Total withdrawals                                                                                                118,487
                                                                                                                     --------------
       F.  End of period Spread Account balance                                                                         $38,999,969
                                                                                                                     --------------


                                       3


X.     MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

       A.  Beginning of period number of Receivables                                                                         59,083
                                                                                                                     --------------
       B.  Number of Subsequent Receivables Purchased                                                                        33,861
                                                                                                                     --------------
       C.  Number of Receivables becoming Liquidated
             Receivables during period                                                                                           39
                                                                                                                     --------------
       D.  Number of Receivables becoming Purchased
             Receivables during period
                                                                                                                     --------------
       E.  Number of Receivables paid off during period                                                                         597
                                                                                                                     --------------
       F.  End of period number of Receivables                                                                               92,308
                                                                                                                     --------------
                                                                                                                     --------------

XI.    STATISTICAL DATA:

       A.  Weighted Average APR of the Receivables                                                                           18.99%
                                                                                                                     --------------
       B.  Weighted Average Remaining Term of the Receivables                                                                 56.27
                                                                                                                     --------------
       C.  Average Receivable Balance                                                                                       $13,695
                                                                                                                     --------------
       D.  Aggregate Realized Losses                                                                                       $278,358
                                                                                                                     --------------





By:      /s/ Preston A. Miller
         ---------------------
Name:    Preston A. Miller
         ---------------------
Title:   Executive Vice President and Treasurer
         --------------------------------------
Date:    May 2, 2000
         -----------

                 AmeriCredit Automobile Receivables Trust 2000-A
                     Class A-1 6.04000 % Asset Backed Notes
                      Class A-2 6.5400 % Asset Backed Notes
                      Class A-3 7.1500 % Asset Backed Notes
                      Class A-4 7.2900 % Asset Backed Notes
                             Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2000-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of February 6, 2000. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:                       4/1/00
Monthly Period Ending:                         4/30/00


I.     MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                         Class A-1       Class A-2       Class A-3       Class A-4         TOTAL
                                                         ---------       ---------       ---------       ---------         -----
       A. Preliminary End of period Note Balance       $129,590,668    $313,000,000    $572,000,000    $233,000,000   $1,247,590,668
                                                       -----------------------------------------------------------------------------
       B. Deficiency Claim Amount                                 0               0               0               0                0
                                                       -----------------------------------------------------------------------------
       C. End of period Note Balance                   $129,590,668    $313,000,000    $572,000,000    $233,000,000   $1,247,590,668
                                                       -----------------------------------------------------------------------------
                                                       -----------------------------------------------------------------------------
       D. Note Pool Factors                             71.2036637%    100.0000000%    100.0000000%    100.0000000%      95.9685129%
                                                       -----------------------------------------------------------------------------
                                                       -----------------------------------------------------------------------------



II.    RECONCILIATION OF SPREAD ACCOUNT:
       A.  Preliminary End of period Spread Account balance                                                             $38,999,969
                                                                                                                     --------------
       B.  Priority First - Deficiency Claim Amount from preliminary certificate                                                  0
                                                                                                                     --------------
       C.  End of period Spread Account balance                                                                         $38,999,969
                                                                                                                     --------------

III.   PERFORMANCE TESTS:

       A.  Delinquency Ratio

           (1)  Receivables with Scheduled Payment
                  delinquent more than 60 days
                  at end of period                                                                      $6,789,160
                                                                                                    --------------
           (2)  Purchased Receivables with Scheduled Payment
                   delinquent more than 60 days at end of period
                                                                                                    --------------
           (3)  Beginning of period Principal Balance                                                1,277,760,517
                                                                                                    --------------
           (4)  Delinquency Ratio (1)+(2) divided by (3)                                                                      0.53%
                                                                                                                     --------------
           (5)  Previous Monthly Period Delinquency Ratio                                                                     0.31%
                                                                                                                     --------------
           (6)  Second previous Monthly Period Delinquency Ratio                                                              0.04%
                                                                                                                     --------------
           (7)  Average Delinquency Ratio (4)+(5)+(6)
                  divided by 3                                                                                                0.29%
                                                                                                                     --------------
           (8)  Compliance (Delinquency Test Failure is a
                  Delinquency Ratio equal to or greater than 5.00%)                                                        yes
                                                                                                                     --------------


                                       5


       B.  Cumulative Default Rate

           (1)  Defaulted Receivables in Current Period                                                 $2,350,697
                                                                                                    --------------
           (2)  Cumulative Defaulted Receivables Including
                  Defaulted Receivables in Current Period                                                3,607,611
                                                                                                    --------------
           (3)  Original Pool Balance                                                                1,299,998,969
                                                                                                    --------------
           (4)  Cumulative Default Rate (2) divided by (3)                                                                    0.28%
                                                                                                                     --------------
           (5)  Compliance (Default Test Failure is a Cumulative
                  Default Rate equal to or greater than 5.26%.)                                                            yes
                                                                                                                     --------------
       C.  Cumulative Net Loss Rate

           (1)  Receivables becoming Liquidated Receivables during period                                 $493,376
                                                                                                    --------------
           (2)  Purchased Receivables with Scheduled
                  Payment delinquent more than 30 days at end of period
                                                                                                    --------------
           (3)  Cram Down Losses occurring during period
                                                                                                    --------------
           (4)  Liquidation Proceeds collected during period                                              (362,747)
                                                                                                    --------------
           (5)  Net Losses during period (1)+(2)+(3)-(4)                                                   130,629
                                                                                                    --------------
           (6)  Net Losses since Initial Cut-off Date (Beginning of Period)                                147,729
                                                                                                    --------------
           (7)  CUMULATIVE NET LOSS RATE BEFORE 50% OF 90 DAY DELINQUENCIES
                  (5) + (6) divided by (9)                                                                                    0.02%
                                                                                                                     --------------
           (8)  50% of Receivables with Scheduled Payment delinquent
                  more than 90 days at end of period                                                       729,253
                                                                                                    --------------
           (9)  Original Aggregate Principal Balance plus Pre-Funded Amount as of the Closing Date   1,300,000,000
                                                                                                    --------------
           (10) Cumulative Net Loss Rate (5)+(6)+(8)
                  divided by (9)                                                                                              0.08%
                                                                                                                     --------------
           (11) Compliance (Net Loss Test Failure is a
                  Net Loss Rate equal to or greater than 3.01%.)                                                           yes
                                                                                                                     --------------
       D.  Extension Rate

           (1)  Principal Balance of Receivables extended during current period                           $348,081
                                                                                                    --------------
           (2)  Beginning of Period Aggregate Principal Balance                                      1,277,760,517
                                                                                                    --------------
           (3)  Extension Rate (1) divided by (2)                                                                             0.03%
                                                                                                                     --------------
           (4)  Previous Monthly Extension Rate                                                                               0.04%
                                                                                                                     --------------
           (5)  Second previous Monthly Extension Rate                                                                        0.01%
                                                                                                                     --------------
           (6)  Average Extension Rate (3)+(4)+(5)
                  divided by 3                                                                                                0.03%
                                                                                                                     --------------
           (7)  Compliance (Extension Test Failure is an
                  Extension Rate equal to or greater than 4%.)                                                             yes
                                                                                                                     --------------

IV.    DELINQUENCY:

       A.  Receivables with Scheduled Payment delinquent

           (1)  31-60 days                                                      #        2,567         $36,155,856            2.83%
                                                                                 --------------------------------------------------
           (2)  61-90 days                                                                 427           6,038,034            0.47%
                                                                                 --------------------------------------------------
           (3)  over 90 days                                                                56             751,126            0.06%
                                                                                 --------------------------------------------------
           Receivables with Scheduled Payment delinquent
             more than 30 days at end of period                                          3,050         $42,945,016            3.36%
                                                                                 --------------------------------------------------
                                                                                 --------------------------------------------------





By:      /s/ Preston A. Miller
         ---------------------
Name:    Preston A. Miller
         ---------------------
Title:   Executive Vice President and Treasurer
         --------------------------------------
Date:    May 2, 2000
         -----------


                                       6